SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 17, 1997


                          COMMONWEALTH INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)


           Delaware                  0-25642           13-3245741
    (State or other jurisdiction    (Commission       (I.R.S. Employer
     of incorporation)               File Number)      Identification No.)

          500 West Jefferson Street
                  19th Floor
             Louisville, Kentucky                    40202-2823
  (Address of principal executive offices)           (Zip Code)


       Registrant's telephone number, including area code: (502) 589-8100

            Commonwealth Aluminum Corporation, 1200 Meidinger Tower
                              Louisville, Kentucky
         (Former name or former address, if changed since last report)



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Item 5.   Other Events


On April 17, 1997, following stockholder approval, the name of the registrant was changed from Commonwealth Aluminum Corporation to Commonwealth Industries, Inc.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                          COMMONWEALTH INDUSTRIES, INC.


                         By:      /s/ Donald L. Marsh, Jr.
                                  ------------------------
                                  Donald L. Marsh, Jr.
                                  Executive Vice President, Chief Financial
                                  Officer and Secretary


Date:    April 29, 1997